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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 29549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): MAY 7, 2003
                                                            -----------


                         COMMISSION FILE NUMBER: 1-10643


                                   ----------

                         HALLWOOD REALTY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


                                   ----------




                  DELAWARE                               75-2313955
       (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)              Identification Number)



                3710 RAWLINS
                 SUITE 1500
                DALLAS, TEXAS                            75219-4298
  (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (214) 528-5588


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                         HALLWOOD REALTY PARTNERS, L.P.



     ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     Hallwood Realty Partners, L.P. mailed a letter to its unitholders on May 7, 2003, informing them that it had received an announcement of an unsolicited offer from High River Limited Partnership, an affiliate of Carl C. Icahn, to acquire all of its outstanding units representing limited partnership interests. A copy of this letter is attached as Exhibit 99.1.

     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     99.1     Letter to Unitholders dated May 7, 2003



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                         HALLWOOD REALTY PARTNERS, L.P.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HALLWOOD REALTY PARTNERS, L.P.


                                      By:  HALLWOOD REALTY, LLC
                                           General Partner



Date: May 7, 2003                     By:  /s/  JEFFREY D. GENT
                                           --------------------
                                           Jeffrey D. Gent
                                           Vice President - Finance
                                           (Principal Financial and Accounting
                                             Officer)



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                         HALLWOOD REALTY PARTNERS, L.P.

                                  EXHIBIT INDEX



EXHIBIT NO.                EXHIBIT DESCRIPTION
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
99.1                       Letter to Unitholders dated May 7, 2003.


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